Exhibit 99.2

GAP INC. ANNOUNCES SHARE REPURCHASE AUTHORIZATION AND DIVIDEND

SAN FRANCISCO - February 25, 2016 - Gap Inc. (NYSE: GPS) today announced that its Board of Directors approved a new $1 billion share repurchase authorization for the company’s common stock, superseding the existing authorization dated February 26, 2015.

“Strong and consistent cash generation is a trademark of our business, with 2015 free cash flow totaling about $870 million,” said Sabrina Simmons, chief financial officer of Gap Inc. “We returned about $1.4 billion through share repurchases and dividends in fiscal year 2015, underscoring our commitment to distributing excess cash to shareholders.”

Please see the reconciliation of free cash flow, a non-GAAP financial measure, from the GAAP financial measure included in the company’s press release for its fourth quarter and fiscal year 2015 results issued on February 25, 2016.

Additionally, the company announced today its intent to maintain an annual dividend at the current level of $0.92 per share in fiscal year 2016.

The company also announced that its Board of Directors authorized the first quarter fiscal year 2016 dividend of $0.23 per share, payable on or after April 27, 2016 to shareholders of record at the close of business on April 6, 2016.

Forward-Looking Statements
This press release contains forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements other than those that are purely historical are forward-looking statements. Words such as “expect,” “anticipate,” “believe,” “estimate,” “intend,” “plan,” “project,” and similar expressions also identify forward-looking statements. Forward-looking statements include statements regarding the following:

•	future share repurchases;

•	returning excess cash to shareholders; and

•	annual per share dividend.

Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause the company’s actual results to differ materially from those in the forward-looking statements. These factors include, without limitation, the following:

•	the risk that we or our franchisees will be unsuccessful in gauging apparel trends and changing consumer preferences;

•	the risk that changes in global economic conditions or consumer spending patterns could adversely impact our results of operations;

•	the highly competitive nature of our business in the United States and internationally;

•	the risk that if we are unable to manage our inventory effectively, our gross margins will be adversely affected;

•
the risks to our efforts to expand internationally, including our ability to operate under a global brand structure, foreign exchange fluctuations, and operating in regions where we have less experience;

•	the risks to our business, including our costs and supply chain, associated with global sourcing and manufacturing;

•	the risk that trade matters could increase the cost or reduce the supply of apparel available to us and adversely affect our business, financial condition, and results of operations;

•	the risk that changes in the regulatory or administrative landscape could adversely affect our financial condition, strategies, and results of operations;

•	the risk that we do not repurchase some or all of the shares we anticipate purchasing pursuant to our repurchase program; and

•	the risk that we will not be successful in defending various proceedings, lawsuits, disputes, claims, and audits.

Additional information regarding factors that could cause results to differ can be found in the company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2015, as well as the company’s subsequent filings with the Securities and Exchange Commission.

These forward-looking statements are based on information as of February 25, 2016. The company assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

About Gap Inc.
Gap Inc. is a leading global retailer offering clothing, accessories, and personal care products for men, women, and children under the Gap, Banana Republic, Old Navy, Athleta, and Intermix brands. Fiscal year 2015 net sales were $15.8 billion. Gap Inc. products are available for purchase in more than 90 countries worldwide through about 3,300 company-operated stores, over 400 franchise stores, and e-commerce sites. For more information, please visit www.gapinc.com.

Investor Relations Contact:
Jack Calandra
(415) 427-1726
Investor_relations@gap.com

Media Relations Contact:
Jennifer Poppers
(415) 427-1729
Press@gap.com